Vessels	6 Months Ended
Jun. 30, 2024
Property, Plant and Equipment [Abstract]
Vessels

5. Vessels

Acquisitions

On January 11 and 19, 2024 the Company took delivery of its newbuilding aframax tankers Chios DF (Simel Navigation Co.) and Ithaki DF (Torvi Marine Corp.), respectively, for an aggregate cost of $156,649. During the first half of 2024, the Company acquired four aframax tankers DF Montmartre, Alpes, DF Mystras, Aspen, and the suezmax tanker Poppy S., for an aggregate cost of $350,000. In the first half of 2023, the Company acquired the two suezmax tankers, Eurochampion 2004 and Euronike, that were previously classified as finance leases.

Sales

During the second quarter of 2024, the Company sold its suezmax tanker Euronike, the aframax tankers Izumo Princess and Nippon Princess and its LNG carrier Neo Energy, realizing total net gain of $32,495. During the second quarter of 2023, there were no vessel sales.

During the first half of 2024, the Company sold its suezmax tankers Eurochampion 2004 and Euronike, the aframax tankers Izumo Princess and Nippon Princess and its LNG carrier Neo Energy, realizing total net gain of $48,662. During the first half of 2023, the Company sold its handymax tankers, Afrodite, Artemis, Ariadne, Aris, Ajax and Apollon and its handysize tankers, Arion, Amphitrite, realizing total gains of $81,198.

Impairment

As of June 30, 2024, and December 31, 2023, the Company reviewed the carrying amount including any unamortized dry-docking costs in connection with the estimated recoverable amount and the probability of sale for each of its vessels, vessels under construction and right-of-use-assets. As of June 30, 2024, this review did not indicate an impairment charge. As of December 31, 2023, this review indicated an impairment charge of $26,367 for the LNG carrier Neo Energy, and has been recorded in the consolidated statements of comprehensive income for the year ended December 31, 2023.